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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Commission

        Date of Report (Date of earliest event reported): March 18, 2000

                                HADCO CORPORATION
             (Exact name of Registrant as specified in its charter)

                     12A MANOR PARKWAY, SALEM, NEW HAMPSHIRE
                    (Address of principal executive offices)

                                      03079
                                   (Zip Code)

                                 (603) 898-8000
               Registrant's telephone number, including area code

       MASSACHUSETTS                 0-12102                 04-2393279
(State or other jurisdiction       (Commission              (IRS Employer
    of Incorporation)              File Number)           Identification No.)

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ITEM 5. OTHER EVENTS

     Hadco Corporation (the "Company") held a meeting of the Board of Directors on March 18, 2000 at which the Company was authorized to enter into Amendment No. 1, dated as of March 18, 2000 (the "Amendment"), to the Rights Agreement, dated as of August 22, 1995 between the Company and The First National Bank of Boston. A copy of the Amendment is attached as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (C)  Exhibits

          Amendment No. 1, dated as of March 18, 2000, to the Rights Agreement, dated as of August 22, 1995 between Hadco Corporation and The First National Bank of Boston.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    HADCO CORPORATION

March 20, 2000                                      By: /s/ Patricia Randall
                                                      -----------------------
                                                        Patricia Randall
                                                        Vice President

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                                  EXHIBIT INDEX

Exhibit No.                         Exhibit
-----------                         -------
99.1 Amendment No. 1, dated as of March 18, 2000, to the Rights Agreement, dated as of August 22, 1995 between Hadco Corporation and The First National Bank of Boston.